EXHIBIT 32.1

CERTIFICATION BY KEVIN J. MCNAMARA

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of Chemed Corporation (“Company”), does hereby certify that:

               1)          the Company’s Quarterly Report on Form 10-Q for the quarter ending March  31,  2022 (“Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

              2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2022	/s/ Kevin J. McNamara
Kevin J. McNamara
(President and Chief Executive Officer)

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